    As filed with the Securities and Exchange Commission on December 21, 2004
                                             Registration No. 333-121129
================================================================================
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                 --------------

                                 AMENDMENT NO. 1
                                       TO
                                    FORM S-4
             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

                                 --------------

                                 CTS CORPORATION
             (Exact Name of Registrant as Specified in Its Charter)


    INDIANA                        3670                         35-0225010
(State or Other        (Primary Standard Industrial          (I.R.S. Employer
Jurisdiction of         Classification Code Number)       Identification Number)
Incorporation or
 Organization)

                                 --------------

                            905 WEST BOULEVARD NORTH
                             ELKHART, INDIANA 46514
                                 (574) 293-7511
   (Address, Including Zip Code, and Telephone Number, Including Area Code, of
                    Registrant's Principal Executive Offices)

                                 --------------

                             RICHARD G. CUTTER, III
                  VICE PRESIDENT, GENERAL COUNSEL AND SECRETARY
                                 CTS CORPORATION
                            905 WEST BOULEVARD NORTH
                             ELKHART, INDIANA, 46514
                                 (574) 293-7511
 (Name, Address, Including Zip Code, and Telephone Number, Including Area Code,
                             of Agent for Service)

                                 --------------

                                   COPIES TO:
   LYLE G. GANSKE, ESQ.                             CHRISTOPHER J. HEWITT, ESQ.
         JONES DAY                                           JONES DAY
        NORTH POINT                                         NORTH POINT
    901 LAKESIDE AVENUE                                 901 LAKESIDE AVENUE
CLEVELAND, OHIO 44114-1190                          CLEVELAND, OHIO 44114-1190
      (216) 586-3939                                      (216) 586-3939

                                 --------------

     APPROXIMATE DATE OF COMMENCEMENT OF PROPOSED SALE TO PUBLIC: As soon as practicable following the effective date of this registration statement and the date on which all other conditions to the merger of Cardinal Acquisition, Inc. with and into SMTEK International, Inc. pursuant to the merger agreement described in the enclosed document have been satisfied or waived.

     If the securities being registered on this form are being offered in connection with the formation of a holding company and there is compliance with General Instruction G, check the following box. [ ]

     If this form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [ ]

If this form is a post-effective amendment filed pursuant to Rule 462(d) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [ ]

                                 --------------

     THE REGISTRANT HEREBY AMENDS THIS REGISTRATION STATEMENT ON SUCH DATE OR DATES AS MAY BE NECESSARY TO DELAY ITS EFFECTIVE DATE UNTIL THE REGISTRANT SHALL FILE A FURTHER AMENDMENT WHICH SPECIFICALLY STATES THAT THIS REGISTRATION STATEMENT SHALL THEREAFTER BECOME EFFECTIVE IN ACCORDANCE WITH SECTION 8(a) OF THE SECURITIES ACT OF 1933 OR UNTIL THE REGISTRATION STATEMENT SHALL BECOME EFFECTIVE ON SUCH DATE AS THE COMMISSION, ACTING PURSUANT TO SAID SECTION 8(a), MAY DETERMINE.

================================================================================

                                     EXPERTS

                                      * * *

         The consolidated statements of operations, cash flows and stockholders' equity and comprehensive income (loss) of SMTEK International, Inc. and subsidiaries for the year ended June 30, 2002 have been incorporated by reference herein and in the registration statement in reliance on the report of KPMG LLP, an independent registered public accounting firm, incorporated by reference herein, and upon the authority of said firm as experts in accounting and auditing.

                                      * * *

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Elkhart, State of Indiana, on December 21, 2004.

                             CTS CORPORATION
                             (Registrant)

                             By:  /s/ Richard G. Cutter, III
                                  ---------------------------------------
                                 Richard G. Cutter, III
                                 Vice President, General Counsel and Secretary

     Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

               SIGNATURE                                    TITLE                                  DATE
               ---------                                    -----                                  ----

                                           Chairman, President and Chief Executive           December 21, 2004
                  *                                 Officer, and Director
------------------------------------            (Principal Executive Officer)
         Donald K. Schwanz

                                           Senior Vice President and Chief Financial         December 21, 2004
                  *                                       Officer
------------------------------------           (Principal Financial Officer)
         Vinod M. Khilnani

                  *                             Vice President and Controller                December 21, 2004
------------------------------------                    (Controller)
         Thomas A. Kroll

                                                          Director                           December 21, 2004
                  *
------------------------------------
         Walter S. Catlow

                                                          Director                           December 21, 2004
                  *
------------------------------------
         Lawrence J. Ciancia

                                                          Director                           December 21, 2004
                  *
------------------------------------
         Thomas G. Cody

                                                          Director                           December 21, 2004
                  *
------------------------------------
         Gerald H. Frieling, Jr.

                                                          Director                           December 21, 2004
                  *
------------------------------------
         Roger R. Hemminghaus

                                                          Director                           December 21, 2004
                  *
------------------------------------
         Michael A. Henning

                                                          Director                           December 21, 2004
                  *
------------------------------------
         Robert A. Profusek

                                                          Director                           December 21, 2004
                  *
------------------------------------
         Patricia K. Vincent

* The undersigned, by signing his name hereto, does sign and execute this registration statement pursuant to the powers of attorney executed by the above-named officers and directors of the registrant.

By:  /s/ Richard G. Cutter, III
     ---------------------------
     Richard G. Cutter, III

                                  EXHIBIT INDEX



EXHIBIT NO   EXHIBIT DESCRIPTION
----------   -------------------

23.3         Consent of Independent Registered Public Accounting Firm, KPMG LLP.

24.1 Power of Attorney of directors and officers of CTS Corporation (filed as exhibit 24.1 to CTS Corporation's Registration Statement on Form S-4 filed with the Commission on December 9, 2004 and incorporated herein by reference).